Filed Pursuant to Rule 497(c)
1933 Act File No. 033-06836
1940 Act File No. 811-04722

STATEMENT OF ADDITIONAL INFORMATION	January 30, 2009
FOR THE FMI PROVIDENT TRUST STRATEGY FUND

        This Statement of Additional Information is not a prospectus and should be read in conjunction with the Prospectus of the FMI Provident Trust Strategy Fund dated January 30, 2009. Requests for copies of the prospectus should be made in writing to FMI Mutual Funds, Inc., 100 East Wisconsin Avenue, Suite 2200, Milwaukee, Wisconsin 53202, Attention: Corporate Secretary or by calling 1-800-811-5311. The Prospectus is also available on our website (www.fmifunds.com).

        The following financial statements are incorporated by reference to the Annual Report of FMI Provident Trust Strategy Fund (File No. 811-04722) for the fiscal year ended September 30, 2008 contained in Form N-CSR, as filed with the Securities and Exchange Commission on November 12, 2008 (effective as of September 30, 2005, the Fund changed its fiscal year end from June 30 to September 30):

•	Statement of Assets and Liabilities

•	Schedule of Investments

•	Statement of Operations

•	Statements of Changes in Net Assets

•	Financial Highlights

•	Notes to the Financial Statements

•	Report of Independent Registered Public Accounting Firm

Shareholders may obtain a copy of the Annual Report, without charge, by calling 1-800-811-5311.

FMI MUTUAL FUNDS, INC.
100 East Wisconsin Avenue
Suite 2200
Milwaukee, Wisconsin 53202

FMI MUTUAL FUNDS, INC.

        No person has been authorized to give any information or to make any representations other than those contained in this Statement of Additional Information and the Prospectus dated January 30, 2009 and, if given or made, such information or representations may not be relied upon as having been authorized by FMI Mutual Funds, Inc.

        The Statement of Additional Information does not constitute an offer to sell securities.

-i-

GENERAL INFORMATION AND HISTORY

        FMI Mutual Funds, Inc., a Wisconsin corporation incorporated on May 23, 1986 (the “Corporation”), is an open-end management investment company consisting of one non-diversified portfolio, FMI Provident Trust Strategy Fund (the “Fund”). The Corporation is registered under the Investment Company Act of 1940 (the “Act”).

INVESTMENT RESTRICTIONS

        The Fund has adopted the following investment restrictions, which are matters of fundamental policy. The Fund’s fundamental investment restrictions cannot be changed without the approval of the holders of the lesser of: (i) 67% of the Fund’s shares present or represented at a shareholders’ meeting at which the holders of more than 50% of the outstanding shares of the Fund are present or represented; or (ii) more than 50% of the outstanding shares of the Fund.

        1.        The Fund will not purchase securities on margin, participate in a joint-trading account, sell securities short, or write or invest in put or call options. The Fund’s investments in warrants, valued at the lower of cost or market, will not exceed 5% of the value of the Fund’s net assets.

        2.        The Fund will not borrow money or issue senior securities, except for temporary bank borrowings (not in excess of 5% of the value of its net assets) or for emergency or extraordinary purposes, and the Fund will not pledge any of its assets, except to secure borrowings and only to an extent not greater than 10% of the value of the Fund’s net assets.

        3.        The Fund will not lend money (except by purchasing publicly distributed debt securities or entering into repurchase agreements provided that repurchase agreements maturing in more than seven days plus all other illiquid securities will not exceed 10% of the Fund’s net assets) and will not lend its portfolio securities. A repurchase agreement involves a sale of securities to the Fund with the concurrent agreement of the seller to repurchase the securities at the same price plus an amount equal to an agreed upon interest rate, within a specified time. In the event of a bankruptcy or other default of a seller of a repurchase agreement, the Fund could experience both delays in liquidating the underlying securities and losses, including: (a) possible decline in value of the collateral during the period while such Fund seeks to enforce its rights thereto; (b) possible decreased levels of income during this period; and (c) expenses of enforcing its rights.

        4.        The Fund will not make investments for the purpose of exercising control or management of any company.

        5.        The Fund will not purchase securities of any issuer (other than the United States or an agency or instrumentality of the United States) if, as a result of such purchase, the Fund would hold more than 10% of any class of securities, including voting securities, of such issuer or more than 5% of the Fund’s assets, taken at current value, would be invested in securities of such issuer, except that up to 50% of the assets of the Fund may be invested without regard to these limitations.

        6.        The Fund will not concentrate more than 25% of the value of its net assets, determined at the time an investment is made, exclusive of government securities, in securities issued by companies primarily engaged in the same industry.

        7.        The Fund will not acquire or retain any security issued by a company, an officer or director of which is an officer or director of the Corporation or an officer, director or other affiliated person of the Fund’s investment adviser.

        8.        The Fund will not acquire or retain any security issued by a company if any of the directors or officers of the Corporation, or directors, officers or other affiliated persons of the Fund’s investment adviser, beneficially own more than 1/2% of such company’s securities and all of the above persons owning more than 1/2% own together more than 5% of its securities.

        9.        The Fund will not act as an underwriter or distributor of securities other than shares of the Fund and may not purchase any securities which are restricted from sale to the public without registration under the Securities Act of 1933, as amended (the “Securities Act”).

        10.        The Fund will not purchase oil, gas or other mineral leases or any interest in any oil, gas or any other mineral exploration or development program.

        11.        The Fund will not purchase or sell real estate, real estate mortgage loans or real estate limited partnerships.

        12.        The Fund will not purchase or sell commodities or commodities contracts.

        13.        The Fund will not invest more than 5% of its total assets in securities of issuers which have a record of less than three years of continuous operation, including the operation of any predecessor business of a company which came into existence as a result of a merger, consolidation, reorganization or purchase of substantially all of the assets of such predecessor business.

        The following investment limitation is not fundamental, and may be changed without shareholder approval. The Fund will not purchase securities of other investment companies except (a) as part of a plan of merger, consolidation or reorganization approved by the shareholders of the Fund; (b) securities of registered open-end investment companies; or (c) securities of registered closed-end investment companies on the open market where no commission or profit results, other than the usual and customary broker’s commission. No purchases described in (b) and (c) will be made if as a result of such purchases (i) the Fund and its affiliated persons would hold more than 3% of any class of securities, including voting securities, of any registered investment company; (ii) more than 5% of the Fund’s net assets would be invested in shares of any one registered investment company; and (iii) more than 10% of the Fund’s net assets would be invested in shares of registered investment companies; provided, however, that the Fund may invest in shares of money market funds in excess of the foregoing limitations, subject to the conditions of Rule 12dl-1 under the Act, including the requirement that the Fund not pay any sales charge or service fee in connection with such investment.

        The aforementioned percentage restrictions on investment or utilization of assets refer to the percentage at the time an investment is made. If these restrictions are adhered to at the time an investment is made, and such percentage subsequently changes as a result of changing market values or some similar event, no violation of the Fund’s investment restrictions will be deemed to have occurred.

INVESTMENT CONSIDERATIONS

        The Prospectus describes the Fund’s principal investment strategies and risks. This section expands upon that discussion and also describes non-principal investment strategies and risks.

Money Market Instruments

        The Fund may invest in cash and money market securities. The Fund may do so when taking a temporary defensive position or to have assets available to pay expenses, satisfy redemption requests or take advantage of investment opportunities. The money market securities in which it invests include U.S. Treasury Bills, commercial paper, commercial paper master notes and repurchase agreements.

        The Fund may invest in commercial paper or commercial paper master notes rated, at the time of purchase, within the highest rating category by a nationally recognized statistical rating organization (NRSRO). Commercial paper master notes are demand instruments without a fixed maturity bearing interest at rates that are fixed to known lending rates and automatically adjusted when such lending rates change.

        The Fund may enter into repurchase agreements with banks that are Federal Reserve Member banks and non-bank dealers of U.S. government securities which, at the time of purchase, are on the Federal Reserve Bank of New York’s list of primary dealers with a capital base greater than $100 million. When entering into repurchase agreements, the Fund will hold as collateral an amount of cash or government securities at least equal to the market value of the securities that are part of the repurchase agreement. A repurchase agreement involves the risk that a seller may declare bankruptcy or default. In such event the Fund may experience delays, increased costs and a possible loss.

Investment Grade Investments

        The Fund may invest in U.S. government securities and publicly distributed corporate bonds and debentures to generate current income and possible capital gains at those times when its portfolio manager(s) believes such securities offer opportunities for long-term growth of capital, such as during periods of declining interest rates when the market value of such securities generally rises. The Fund will limit its investments in non-convertible bonds and debentures to those which have been assigned one of the three highest ratings of either Standard & Poor’s Corporation (AAA, AA and A) or Moody’s Investors Service, Inc. (Aaa, Aa and A). In the event a bond or debenture is downgraded after investment, the Fund may retain such security unless it is rated less than investment grade (i.e., less than BBB by Standard & Poor’s or Baa by Moody’s). If a non-convertible bond or debenture is downgraded below investment grade, the Fund will promptly dispose of such bond or debenture, unless its portfolio manager(s) believes it disadvantageous to the Fund to do so.

Convertible Low-Rated Securities

        The Fund may also invest in convertible securities (debt securities or preferred stocks of corporations which are convertible into or exchangeable for common stocks). The Fund’s portfolio manager(s) will select only those convertible securities for which it believes (a) the underlying common stock is a suitable investment for the Fund and (b) a greater potential for total return exists by purchasing the convertible security because of its higher yield and/or favorable market valuation. The Fund may invest up to 5% of its net assets in convertible debt securities rated less than investment grade. Debt securities rated less than investment grade are commonly referred to as “junk bonds.”

        While low-rated securities generally offer higher yields than investment grade securities with similar maturities, they involve greater risks, including the possibility of default or bankruptcy. They are regarded as predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal. The special risk considerations in connection with investments in low-rated securities are discussed below.

        Effect of Interest Rates and Economic Changes. Interest-bearing securities typically experience appreciation when interest rates decline and depreciation when interest rates rise. The market values of low-rated securities tend to reflect individual corporate developments to a greater extent than do higher rated securities, which react primarily to fluctuations in the general level of interest rates. Low-rated securities also tend to be more sensitive to economic conditions than higher-rated securities. As a result, they generally involve more credit risks than securities in the higher-rated categories. During an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of low-rated securities may experience financial stress and may not have sufficient revenues to meet their payment obligations. The issuer’s ability to service its debt obligations may also be adversely affected by specific corporate developments, or the issuer’s inability to meet specific projected business forecasts or the unavailability of additional financing. The risk of loss due to default by an issuer of low-rated securities is significantly greater than issuers of higher-rated securities because such securities are generally unsecured and are often subordinated to other creditors. Further, if the issuer of a low-rated security defaulted, the Fund might incur additional expenses in seeking recovery. Periods of economic uncertainty and changes would also generally result in increased volatility in the market prices of low-rated securities and thus in the Fund’s net asset value.

        As previously stated, the value of a low-rated security generally will decrease in a rising interest rate market, and accordingly, so normally will the Fund’s net asset value. If the Fund experiences unexpected net redemptions in such a market, it may be forced to liquidate a portion of its portfolio securities without regard to their investment merits. Due to the limited liquidity of low-rated securities (discussed below), the Fund may be forced to liquidate these securities at a substantial discount. Any such liquidation would reduce the Fund’s asset base over which expenses could be allocated and could result in a reduced rate of return for the Fund.

        Payment Expectations. Low-rated securities typically contain redemption, call or prepayment provisions which permit the issuer of such securities containing such provisions to, at their discretion, redeem the securities. During periods of falling interest rates, issuers of low-rated securities are likely to redeem or prepay the securities and refinance them with debt securities with a lower interest rate. To the extent an issuer is able to refinance the securities or otherwise redeem them, the Fund may have to replace the securities with a lower yielding security which would result in lower returns for the Fund.

        Credit Ratings. Credit ratings issued by credit rating agencies evaluate the safety of principal and interest payments of rated securities. Credit ratings do not, however, evaluate the market value risk of low-rated securities and therefore may not fully reflect the true risks of an investment. In addition, credit rating agencies may or may not make timely changes in a rating to reflect changes in the economy or in the condition of the issuer that affect the market value of the security. Consequently, credit ratings are used only as a preliminary indicator of investment quality.

        Liquidity and Valuation. The Fund may have difficulty disposing of certain low-rated securities because there may be a thin trading market for such securities. Because not all dealers maintain markets in all low-rated securities, there is no established retail secondary market for many of these securities. The Fund anticipates that such securities could be sold only to a limited number of dealers or institutional investors. To the extent a secondary trading market does exist, it is generally not as liquid as the secondary market for higher rated securities. The lack of a liquid secondary market may have an adverse impact on the market price of the security, and accordingly, the net asset value of the Fund and its ability to dispose of particular securities when necessary to meet its liquidity needs, or in response to a specific economic event, or an event such as a deterioration in the creditworthiness of the issuer. The lack of a liquid secondary market for certain securities may also make it more difficult for the Fund to obtain accurate market quotations for purposes of valuing its portfolio. Market quotations are generally available on many low-rated issues only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales. During periods of thin trading, the spread between bid and asked prices is likely to increase significantly. In addition, adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high-yield securities, especially in a thinly-traded market.

Government Obligations

        The Fund may invest in a variety of U.S. Treasury obligations, including bills, notes and bonds. These obligations differ only in terms of their interest rates, maturities and time of issuance. The Fund may also invest in other securities issued or guaranteed by the U.S. government, its agencies and instrumentalities.

        Obligations of certain agencies and instrumentalities, such as the Government National Mortgage Association (“GNMA”), are supported by the full faith and credit of the U.S. Treasury. Others, such as those of the Export-Import Bank of the United States, are supported by the right of the issuer to borrow from the Treasury; and others, such as those of the Federal National Mortgage Association (“FNMA”), are supported by the discretionary authority of the U.S. government to purchase the agency’s obligations; still others, such as those of the Student Loan Marketing Association are supported only by the credit of the agency or instrumentality that issues them. There is no guarantee that the U.S. Government will provide financial support to its agencies or instrumentalities, now or in the future, if it is not obligated to do so by law.

Mortgage-Backed and Asset-Backed Securities

        The Fund may invest in residential and commercial mortgage-backed securities as well as other asset-backed securities that are secured or backed by automobile loans, installment sale contracts, credit card receivables or other assets (“Asset-Backed Collateral”) and are issued by Ginnie Mae, Fannie Mae, the Federal Home Loan Mortgage Corporation (“FHLMC”), commercial banks, trusts, special purpose entities, finance companies, finance subsidiaries of industrial companies, savings and loan associations, mortgage banks and investment banks. These securities represent interests in specific Asset-Backed Collateral in which periodic payments of interest on and/or principal of the Asset-Backed Collateral are made, thus, in effect, passing through periodic payments made by the individual borrowers on the Asset-Basked Collateral underlying those securities, net of any fees paid to the servicer, any third party credit enhancement provider or any guarantor of the securities. Mortgage-backed securities are typically issued in separate tranches that are secured by the same pool of Asset-Backed Collateral but vary with respect to risk and yield because of payment priority of one tranche over another. The Asset-Backed Collateral underlying securities purchased by the Fund may include sub-prime mortgage loans or non-traditional mortgage loans.

        Non-mortgage asset-backed securities may involve certain risks that are not presented by mortgage-backed securities. These risks arise primarily from the nature of the underlying assets (namely, credit card and automobile loan receivables, as opposed to real estate mortgages). Non-mortgage asset-backed securities do not have the benefit of the same security interest in the collateral as mortgage-backed securities.

        Like other fixed income securities, when interest rates rise the value of a fixed rate asset-backed security generally will decline; however, when interest rates decline, the value of a fixed rate asset-backed security that permits prepayment may not increase as much as that of other fixed income securities that do not permit prepayment without penalty. Asset-backed securities may be subject to greater risk of default during periods of economic downturn than other short-term instruments. With respect to mortgage-backed securities, the risk of such defaults is generally higher in the case of mortgage pools that include so-called “sub-prime” mortgages. While the secondary market for asset-backed securities is ordinarily quite liquid, during an economic downturn or when the underlying mortgage rates are being reset the secondary market may not be as liquid as the market for other types of securities, which could cause the Fund to experience difficulty in valuing or liquidating (or both) such securities.

        There are a number of important differences among the agencies and instrumentalities of the U.S. government that issue mortgage-backed securities and among the securities that they issue. Mortgage-backed securities guaranteed by GNMA include GNMA Mortgage Pass-Through Certificates (also known as “Ginnie Maes”) which are guaranteed as to the timely payment of principal and interest by GNMA and such guarantee is backed by the full faith and credit of the United States. GNMA is a wholly-owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA certificates also are supported by the authority of GNMA to borrow funds from the U.S. Treasury to make payments under its guarantee. Mortgage-backed securities issued by FNMA include FNMA Guaranteed Mortgage Pass-Through Certificates (also known as “Fannie Maes”) which are solely the obligations of FNMA and are not backed by or entitled to the full faith and credit of the United States, but are supported by the right of the issuer to borrow from the Treasury. FNMA is a government-sponsored organization owned entirely by private shareholders. Fannie Maes are guaranteed as to timely payment of the principal and interest by FNMA. Mortgage-backed securities issued by the FHLMC include FHLMC Mortgage Participation Certificates (also known as “Freddie Macs” or “PCs”). FHLMC is a corporate instrumentality of the United States, created pursuant to an Act of Congress. Freddie Macs are not guaranteed by the United States or by any Federal Home Loan Bank and do not constitute a debt or obligation of the United States or of any Federal Home Loan Bank. Freddie Macs entitle the holder to timely payment of interest, which is guaranteed by the FHLMC. FHLMC guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. When FHLMC does not guarantee timely payment of principal, FHLMC may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable.

        The Fund may also purchase mortgage-backed securities structured as CMOs. CMOs are issued in multiple classes and their relative payment rights may be structured in many ways. In many cases, however, payments of principal are applied to the CMO classes in order of their respective maturities, so that no principal payments will be made on a CMO class until all other classes having an earlier maturity date are paid in full. The classes may include accrual certificates (also known as “Z-Bonds”), which do not accrue interest at a specified rate until other specified classes have been retired and are converted thereafter to interest-paying securities. They may also include planned amortization classes (“PACs”) which generally require, within certain limits, that specified amounts of principal be applied to each payment date, and generally exhibit less yield and market volatility than other classes. The classes may include “IOs” which pay distributions consisting solely or primarily for all or a portion of the interest in an underlying pool of mortgages or mortgage-backed securities. “POs” which pay distributions consisting solely or primarily of all or a portion of principal payments made from the underlying pool of mortgages or mortgage-backed securities, and “inverse floaters” which have a coupon rate that moves in the reverse direction to an applicable index.

        Investments in CMO certificates can expose the Fund to greater volatility and interest rate risk than other types of mortgage-backed obligations. Among tranches of CMOs, inverse floaters are typically more volatile than fixed or adjustable rate tranches of CMOs. Investments in inverse floaters could protect the Fund against a reduction in income due to a decline in interest rates. The Fund would be adversely affected by the purchase of an inverse floater in the event of an increase in interest rates because the coupon rate thereon will decrease as interest rates increase, and like other mortgage-backed securities, the value of an inverse floater will decrease as interest rates increase. The cash flows and yields on IO and PO classes are extremely sensitive to the rate of principal payments (including prepayments) on the related underlying pool of mortgage loans or mortgage-backed securities. For example, a rapid or slow rate of principal payments may have a material adverse effect on the yield to maturity of IOs or POs, respectively. If the underlying assets experience greater than anticipated prepayments of principal, the holder of an IO may incur substantial losses irrespective of its rating. Conversely, if the underlying assets experience slower than anticipated prepayments of principal, the yield and market value for the holders of a PO will be affected more severely than would be the case with a traditional mortgage-backed security. Prepayments on mortgage-backed securities generally increase with falling interest rates and decrease with rising interest rates. Prepayments are also influenced by a variety of other economic and social factors.

        The yield characteristics of asset-backed securities differ from traditional debt securities. A major difference is that the principal amount of the obligations may be prepaid at any time because the underlying assets (i.e., loans) generally may be prepaid at any time. As a result, if an asset-backed security is purchased at a premium, a prepayment rate that is faster than expected may reduce yield to maturity, while a prepayment rate that is slower than expected may have the opposite effect of increasing yield to maturity. Conversely, if an asset-backed security is purchased at a discount, faster than expected prepayments may increase, while slower than expected prepayments may decrease, yield to maturity.

        In general, the collateral supporting non-mortgage asset-backed securities are of shorter maturity than mortgage loans. Like other fixed income securities, when interest rates rise the value for an asset-backed security generally will decline; however, when interest rates decline, the value of an asset-backed security with prepayment features may not increase as much as that of other fixed income securities.

        Asset-backed securities may involve certain risks that are not presented by mortgage-backed securities. These risks arise primarily from the nature of the underlying assets (i.e., credit card and automobile loan receivables as opposed to real estate mortgages). Non-mortgage asset-backed securities do not have the benefit of the same security interest in the collateral as mortgage-backed securities. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which have given debtors the right to reduce the balance due on the credit cards. Most issuers of automobile receivables permit the servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is the risk that the purchaser would acquire an interest superior to that of the holders of related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have an effective security interest in all of the obligations backing such receivables. Therefore, there is a possibility that payments on the receivables together with recoveries on repossessed collateral may not, in some cases, be able to support payments on these securities.

        Asset-backed securities may be subject to greater risk of default during periods of economic downturn than other instruments. Also, while the secondary market for asset-backed securities is ordinarily quite liquid, in times of financial stress the secondary market may not be as liquid as the market for other types of securities, which could cause the Fund to experience difficulty in valuing or liquidating such securities.

When-Issued and Delayed-Delivery Transactions

        The Fund may purchase securities on a when-issued or delayed-delivery basis. When such a transaction is negotiated, the purchase price is fixed at the time the purchase commitment is made, but delivery of and payment for the securities takes place at a later date. The Fund will not accrue income with respect to securities purchased on a when-issued or delayed-delivery basis prior to their stated delivery date. Pending delivery of the securities, the Fund will maintain cash or liquid securities in an amount sufficient to meet its purchase commitments. The purpose and effect of such maintenance is to prevent the Fund from gaining investment leverage from such transactions. The purchase of securities on a when-issued or delayed-delivery basis exposes the Fund to risk because the securities may decrease in value prior to delivery. The Fund will engage in when-issued and delayed-delivery transactions only for the purpose of acquiring portfolio securities consistent with its investment objectives and not for the purpose of investment leverage. A seller’s failure to deliver securities to the Fund could prevent the Fund from realizing a price or yield considered to be advantageous.

Preferred Stocks

        The Fund may invest in preferred stocks. Preferred stocks have a preference over common stocks in liquidation (and generally dividends as well) but are subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stocks with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risks while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similarly stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Foreign Securities

        The Fund may invest up to 25% of its assets in foreign securities. Such investments may involve risks which are in addition to the usual risks inherent in domestic investments. The value of the Fund’s foreign investments may be significantly affected by changes in currency exchange rates, and the Fund may incur costs in converting securities denominated in foreign currencies to U.S. dollars. In many countries, there is less publicly available information about issuers than is available in the reports and ratings published about companies in the United States. Additionally, foreign companies may not be subject to uniform accounting, auditing and financial reporting standards. Dividends and interest on foreign securities may be subject to foreign withholding taxes, which would reduce the Fund’s income without providing a tax credit for the Fund’s shareholders. The Fund will limit such investments to securities of foreign issuers domiciled in Australia and the non-communist nations of Western Europe, North America and Eastern Asia. There is the possibility of expropriation, confiscatory taxation, currency blockage or political or social instability which could affect investments in those nations. Foreign securities include sponsored and unsponsored American Depository Receipts (“ADRs”). ADRs typically are issued by a U.S. bank or trust company and evidence ownership of underlying securities issued by a foreign corporation. Unsponsored ADRs differ from sponsored ADRs in that the establishment of unsponsored ADRs are not approved by the issuer of the underlying securities. As a result, available information concerning the issuer may not be as current or reliable as the information for sponsored ADRs, and the price of unsponsored ADRs may be more volatile.

Warrants and Rights

        The Fund may invest up to 5% of its net assets in warrants or rights, valued at the lower of cost or market, which entitle the holder to buy securities during a specific period of time. The Fund will make such investments only if the underlying securities are deemed appropriate by the Fund’s portfolio manager(s) for inclusion in the Fund’s portfolio. Additionally, the Fund will purchase warrants or rights only if they are sold as a unit with another equity or debt security. Included in the 5% amount, but not to exceed 2% of net assets, are warrants and rights whose underlying securities are not traded on principal domestic or foreign exchanges. Warrants and rights acquired by the Fund in units or attached to securities are not subject to these restrictions.

Illiquid Securities

        The Fund may invest up to 10% of its net assets in securities for which there is no readily available market (“illiquid securities”). The Fund may not purchase certain securities whose disposition would be subject to legal restrictions, so-called restricted securities. The Board of Directors of the Corporation has delegated to Fiduciary Management, Inc. (the “Adviser”) the day-to-day determination of the liquidity of a security although it has retained oversight and ultimate responsibility for such determinations. Although no definite quality criteria are used, the Board of Directors has directed the Adviser to consider such factors as (i) the nature of the market for a security (including the institutional private resale markets); (ii) the terms of these securities or other instruments allowing for the disposition to a third party or the issuer thereof (e.g. certain repurchase obligations and demand instruments); (iii) and availability of market quotations; and (iv) other permissible factors.

Portfolio Turnover

        The Fund does not trade actively for short-term profits. However, if the objectives of the Fund would be better served, short-term profits or losses may be realized from time to time. The annual portfolio turnover rate indicates changes in the Fund’s portfolio and is calculated by dividing the lesser of purchases or sales of portfolio securities (excluding securities having maturities at acquisition of one year or less) for the fiscal year by the monthly average of the value of the portfolio securities (excluding securities having maturities at acquisition of one year or less) owned by the Fund during the fiscal year. The annual portfolio turnover rate may vary widely from year to year depending upon market conditions and prospects. Increased portfolio turnover necessarily results in correspondingly heavier transaction costs (such as brokerage commissions or mark-ups or mark-downs) which the Fund must pay and increased realized gains (or losses) to investors. Distributions to shareholders of realized gains, to the extent that they consist of net short-term capital gains, will be considered ordinary income for federal income tax purposes.

DISCLOSURE OF PORTFOLIO HOLDINGS

        The Fund maintains written policies and procedures (as described below) regarding the disclosure of its portfolio holdings to ensure that disclosure of information about portfolio securities is in the best interests of the Fund’s shareholders. The Fund’s Chief Compliance Officer will report periodically to the Board of Directors with respect to compliance with the Fund’s portfolio holdings disclosure procedures. The Board of Directors or the Fund’s Chief Compliance Officer may authorize the disclosure of the Fund’s portfolio holdings prior to the public disclosure of such information.

        The Fund may not receive any compensation for providing its portfolio holdings information to any category of persons. The Fund does not provide its portfolio holdings to rating and ranking organizations until the portfolio holdings have been disclosed on the Fund’s website (as described below). The Fund may not pay any of these rating and ranking organizations. The disclosure of the Fund’s portfolio holdings to Fund service providers is discussed below.

        There may be instances where the interests of the shareholders of the Fund respecting the disclosure of information about portfolio securities may conflict with the interests of the Adviser or an affiliated person of the Fund. In such situations, the Fund’s Chief Compliance Officer will bring the matter to the attention of the Board of Directors, and the Board will determine whether or not to allow such disclosure.

Disclosure to Fund Service Providers

        The Fund has entered into arrangements with certain third party service providers for services that require these groups to have access to the Fund’s portfolio holdings from time to time, on an ongoing basis. As a result, such third party service providers will receive portfolio holdings information prior to and more frequently than the public disclosure of such information, but only on an as needed basis in connection with their services to the Fund. In each case, the Fund’s Board of Directors has determined that such advance disclosure is supported by a legitimate business purpose and that the recipient is subject to a duty to keep the information confidential. These third party service providers are the Fund’s administrator, Fiduciary Management, Inc., the Fund’s independent registered public accountants, PricewaterhouseCoopers LLP, the Fund’s legal counsel, Foley & Lardner LLP, the Fund’s transfer agent, U.S. Bancorp Fund Services, LLC, and the Fund’s custodian, U.S. Bank, N.A. The Fund may also provide non-public portfolio holdings information to the Fund’s financial printer in connection with the preparation, distribution and filing of the Fund’s financial reports and public filings.

Website Disclosure

        The complete portfolio holdings for the Fund are publicly available approximately 10 business days after the end of each quarter on its website (www.fmifunds.com). In addition, top ten holdings information for the Fund is publicly available on the Fund’s website (www.fmifunds.com) approximately 10 to 45 business days after the end of each quarter.

MANAGEMENT OF THE FUND

Information Respecting Directors and Officers

        As a Wisconsin corporation, the business and affairs of the Corporation are managed by its officers under the direction of its Board of Directors. (The Fund, the FMI Focus Fund and the FMI Large Cap Fund (the portfolios of FMI Funds, Inc.), and the FMI Common Stock Fund (the sole portfolio of FMI Common Stock Fund, Inc.) comprise a “fund complex,” as such term is defined in the Act.) The name, age, address, principal occupation(s) during the past five years and other information with respect to each of the current directors and officers of the Corporation are set forth below.

Name, Age and Address	Position Held with The Fund	Term of Office, Length of Time Served and Number of Portfolios in Fund Complex Overseen	Principal Occupation During Past Five Years	Other Directorships Held by Director or Officer
“Disinterested Persons” of the Fund:
Barry K. Allen, 60	Director	Indefinite Term Since	Since September 2007, Mr.	Harley-Davidson,
c/o Fiduciary Management, Inc.		2001; 4 Portfolios	Allen has been President of	Inc., FMI Common
100 E. Wisconsin Avenue			Allen Enterprises, LLC	Stock Fund, Inc. and
Suite 2200			(Brookfield, WI), a private	FMI Funds, Inc.
Milwaukee, WI 53202			equity investments management
company, and Senior Advisor
for Providence Equity
Partners (Providence, RI).
He was Executive Vice
President of Qwest
Communications International,
Inc. (Denver, CO), a global
communications company, from
September 2002 to
June 2007.
Robert C. Arzbaecher, 49	Director	Indefinite Term Since	Since August 2000, Mr.	Actuant Corporation,
c/o Fiduciary Management, Inc.		2007; 4 Portfolios	Arzbaecher has been President	CF Industries
100 E. Wisconsin Avenue			and Chief Executive Officer	Holdings, Inc., FMI
Suite 2200			of Actuant Corporation	Common Stock Fund,
Milwaukee, WI 53202			(Butler, WI), a manufacturer	Inc., and FMI Funds,
			of a broad range of	Inc.
industrial products and
systems, and, since January
2002, has been the Chairman
of the Board of Directors of
Actuant Corporation.

Name, Age and Address	Position Held with The Fund	Term of Office, Length of Time Served and Number of Portfolios in Fund Complex Overseen	Principal Occupation During Past Five Years	Other Directorships Held by Director or Officer
“Disinterested Persons” of the Fund:
Gordon H. Gunnlaugsson, 64	Director	Indefinite Term Since	Mr. Gunnlaugsson retired from	Renaissance Learning
c/o Fiduciary Management, Inc.		2001; 4 Portfolios	Marshall & Ilsley Corporation	Systems, Inc., FMI
100 E. Wisconsin Avenue,			(Milwaukee, WI) in December	Common Stock Fund,
Suite 2200			2000.	Inc. and FMI Funds,
Milwaukee, WI 53202
Paul S. Shain, 46	Director	Indefinite Term Since	Mr. Shain retired in October	FMI Common Stock
c/o Fiduciary Management, Inc.		2001; 4 Portfolios	2008 as Senior Vice President	Fund, Inc. and FMI
100 E. Wisconsin Avenue			of CDW Corporation (Vernon	Funds, Inc.
Suite 2200			Hills, IL) and Chief
Milwaukee, WI 53202			Executive Officer of CDW
Berbee (f/k/a Berbee
Information Networks
Corporation), a strategic
business unit of CDW, which
CDW acquired in 2006. Mr.
Shain was employed in various
capacities by CDW and CDW
Berbee from January 2000 to
October 2008.
CDW Berbee is a provider of
information technology
services.

Name, Age and Address	Position Held with The Fund	Term of Office, Length of Time Served and Number of Portfolios in Fund Complex Overseen	Principal Occupation During Past Five Years	Other Directorships Held by Director or Officer
“Interested Persons” (as defined in the Act) of the Fund:
Donald S. Wilson,(1) 65	Director	Indefinite Term	Mr. Wilson is Vice Chairman	FMI Common Stock
c/o Fiduciary Management, Inc.		Since 2001; 2	and Chief Compliance Officer	Fund, Inc.
100 E. Wisconsin Avenue,		Portfolios	of Fiduciary Management, Inc.
Suite 2200			which he co-founded in 1980.
Milwaukee, WI 53202	Vice	One Year Term Since
	President	2001
and Secretary
Other Officers:
Ted D. Kellner, 62	President	One Year Term Since	Mr. Kellner is Chairman of	Marshall & Ilsley
c/o Fiduciary Management, Inc.	and Treasurer	2001; N/A	the Board and Chief Executive	Corporation,
100 E. Wisconsin Avenue,			Officer of Fiduciary	Metavante
Suite 2200			Management, Inc. which he	Technologies, Inc.,
Milwaukee, WI 53202			co-founded in 1980.	FMI Common Stock
Fund, Inc. and FMI
Funds, Inc.
John S. Brandser,(2) 47	Vice	One Year Term Since	Mr. Brandser is Senior Vice	None
c/o Fiduciary Management, Inc.	President	2008; N/A	President, Secretary and
100 E. Wisconsin Avenue,			Chief Operating Officer of
Suite 2200			Fiduciary Management, Inc.
Milwaukee, WI 53202			and, since March 1995, has
been employed by the Adviser
in various capacities.
Patrick J. English, 48	Vice	One Year Term Since	Mr. English is President and	FMI Common Stock
c/o Fiduciary Management, Inc.	President	2001; N/A	Treasurer of Fiduciary	Fund, Inc. and FMI
100 E. Wisconsin Avenue,			Management, Inc. and, since	Funds, Inc.
Suite 2200			December 1982, has been
Milwaukee, WI 53202			employed by the Adviser in
various capacities.

(1)     Mr. Wilson is an interested person of the Fund because he is an officer of the Fund and the Adviser.

(2)     Elected Vice President at the December 19, 2008 meeting of the Board of Directors.

Name, Age and Address	Position Held with The Fund	Term of Office, Length of Time Served and Number of Portfolios in Fund Complex Overseen	Principal Occupation During Past Five Years	Other Directorships Held by Director or Officer
Other Officers (continued):
Kathleen M. Lauters, 56	Chief	At Discretion of	Since September 2004, Ms.	None
c/o Fiduciary Management, Inc.	Compliance	Board Since 2004;	Lauters has been the Fund’s
100 E. Wisconsin Avenue,	Officer	N/A	Chief Compliance Officer.
Suite 2200			From June 1995 to September
Milwaukee, WI 53202			2004 Ms. Lauters was employed
by Strong Capital Management
(Menomonee Falls, WI), most
recently as Senior Compliance
Analyst
Camille F. Wildes, 56	Vice	One Year Term Since	Ms. Wildes is a Vice	None
c/o Fiduciary Management, Inc.	President	2001;	President of Fiduciary
100 E. Wisconsin Avenue,	and	N/A	Management, Inc. and, since
Suite 2200	Assistant		December 1982, has been
Milwaukee, WI 53202	Treasurer		employed by the Adviser in
various capacities.

Committees

        The Corporation’s Board of Directors has an audit committee whose members consist of Messrs. Allen, Arzbaecher, Gunnlaugsson and Shain. The primary functions of the audit committee are to recommend to the Board of Directors the independent registered public accounting firm to be retained to perform the annual audit of the Fund, to review the results of the audit, to review the Fund’s internal controls and to review certain other matters relating to the independent registered public accounting firm used by the Fund and the Fund’s financial records. The Corporation’s Board of Directors has no other committees. The Corporation’s Board of Directors met four times during the fiscal year ended September 30, 2008 and all of the directors attended each of those meetings, except for Mr. Arzbaecher who was elected director at the December 21, 2007 Board meeting and attended three meetings. The audit committee met once during the fiscal year ended September 30, 2008, and all of the members, except Mr. Arzbaecher, attended that meeting.

Compensation

        During the fiscal year ended September 30, 2008, the Corporation paid a total of $11,100 in fees to directors who were not officers of the Fund. The Corporation’s standard method of compensating directors is to pay each director who is not an officer of the Corporation a fee of $500 for each meeting of the Board of Directors attended, and each member of the audit committee an annual fee of $400.

        The table below sets forth the aggregate compensation paid by the Corporation to each of the directors of the Corporation for the fiscal year ended September 30, 2008 and the total compensation paid by the Corporation and the fund complex to each of the directors of the Corporation for the fiscal year ended September 30, 2008.

COMPENSATION TABLE
Name of Person	Aggregate Compensation from Corporation	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Corporation and Fund Complex Paid to Directors (1)
Disinterested Persons of the Fund:
Barry K. Allen	$ 2,400	$ 0	$ 0	$25,000
Robert C. Arzbaecher(2)	1,500	0	0	16,500
George D. Dalton(3)	2,400	0	0	25,000
Gordon H. Gunnlaugsson	2,400	0	0	25,000
Paul S. Shain	2,400	0	0	25,000
Interested Persons of the Fund:
Donald S. Wilson	$ 0	$ 0	$ 0	$ 0

(1)	The Fund, the FMI Focus Fund and the FMI Large Cap Fund (the portfolios of FMI Funds, Inc.), and the FMI Common Stock Fund (the sole portfolio of FMI Common Stock Fund, Inc.) comprise a “fund complex,” as such term is defined in the Act.

(2)	Elected director at December 21, 2007 Board meeting.

(3)	Retired as director at December 19, 2008 Board meeting.

Proxy Voting Policies

        The sub-adviser of the Fund, Provident Trust Company (“Provident”), will make proxy voting decisions on securities held in the Fund’s portfolio in accordance with its proxy voting policies and procedures. Provident’s proxy voting policies and procedures are dynamic and subject to periodic review and change. Provident will exercise its voting responsibilities in a manner that is consistent with the general antifraud provisions of the Act, as well as its fiduciary duties under federal and state law to act in the best interests of the Fund. The discussion that follows sets forth a description of the material terms of Provident’s proxy voting policies and procedures.

        Information on how the Fund voted proxies relating to its portfolio securities during the most recent twelve-month period ended June 30 is available (1) without charge, on the Fund’s website at www.fmifunds.com and (2) on the website of the Securities and Exchange Commission at http://www.sec.gov.

        General Voting Policy. Provident monitors corporate events and reviews the issues to be voted upon, and votes all proxies in accordance with its proxy voting policies and procedures. The voting policies set forth below serve solely as general guidelines. There may be instances where Provident will not vote proxies in strict accordance with the policies described below. In general, Provident votes proxies in a manner designed to maximize the value of the Fund’s investments. In evaluating a particular proxy proposal, Provident will take into consideration, among other things, the period of time over which the voting shares of the company in question are expected to be held, the size of the position, the costs involved in the proxy proposal and the existing governance documents of the company, as well as the company’s management and operations.

        Provident generally votes proxies in accordance with management’s recommendations on most issues because the capability of management is one of the criteria that Provident uses in selecting stocks. Provident believes that the management of a company will normally have more specific expertise and knowledge as to that company’s operations, and should be in a good position to make a well-informed recommendation.

        However, when Provident believes that management of a company is acting on its own behalf, instead of on behalf of the best interests of the company and its shareholders, or when Provident believes that management is acting in a manner that is adverse to the rights of the company’s shareholders, Provident will vote against management’s recommendations. For example, Provident will not support management on any resolution if it:

•	Would enrich management excessively.

•	Would sell or merge the company without the approval of a majority of shares entitled to vote.

•	Would deter potential interests in an acquisition or similar corporate transaction at a fair price.

•	Would result in unreasonable costs.

•	Would disadvantage the company relative to other companies.

        The discussion that follows sets forth the material terms of Provident’s proxy voting procedures and policies.

        Proposals Relating to the Election of the Board of Directors. Provident believes that good governance starts with an independent board of directors all of whose members are elected annually by confidential voting. In addition, key board committees should be entirely independent.

•	Provident will generally vote proxies in favor of the election of directors that results in a board made up of a majority of independent directors.

•	Provident may withhold proxy votes for non-independent directors who serve on the audit, compensation and/or nominating committees of the board.

•	Provident will hold directors accountable for the actions of the committees on which they serve. For example, Provident may withhold proxy votes for nominees who serve on the compensation committee if they approve excessive compensation arrangements, propose equity-based compensation plans that unduly dilute the ownership interests of shareholders or approve the repricing of outstanding options without shareholder approval.

•	Provident will generally vote for proposals that seek to fix the size of the board.

•	On occasion, in situations where Provident is extremely displeased with management’s performance, Provident may withhold proxy votes or vote proxies against management’s slate of directors and other management proposals as a means of communicating its dissatisfaction.

•	Provident may also withhold proxy votes or vote proxies against directors who have approved new shareholder rights plans (poison pills) or extended existing plans.

•	Provident may also withhold proxy votes or vote proxies against directors who have authorized the issuance of “blank check” preferred stock for other than legitimate financing needs or preferred stock with conversion rights that could significantly dilute common shareholders.

•	Provident may also withhold proxy votes or vote proxies against directors who have authorized the company to engage in financing involving the issuance of preferred stock, convertible debt or other convertible securities that is designed to result in downward pressure on a company’s stock price, without shareholder approval.

•	Provident may also withhold proxy votes or vote proxies against directors who have authorized any related party transactions that raise serious conflict of interest concerns.

•	Provident may also withhold proxy votes or vote proxies against directors who have served on the board of a company at which there is evidence of fraud, serious misconduct or other ethical violations.

        Proposals Relating to Classified Boards. Provident views the election of a company’s board of directors as one of the most fundamental rights held by shareholders of the company. Because a classified board structure prevents shareholders from electing a full slate of directors at annual meetings, Provident generally votes proxies against proposals that would result in classified boards. Provident may vote proxies in favor of shareholder or management proposals to declassify a board of directors.

        Proposals Relating to Corporate Restructuring. Provident votes proxies on corporate restructuring proposals, including minority squeeze-outs, leveraged buyouts, spin-offs, liquidations and asset sales, on a case-by-case basis.

        Proposals Relating to Cumulative Voting. Provident generally votes proxies in favor of proposals to adopt cumulative voting. However, where the rights of the shareholder are protected by an entirely independent nominating committee and a majority of the board of directors is independent, Provident may abstain from voting on, or vote proxies against, a shareholder proposal to adopt cumulative voting.

        Proposals Relating to Dual Class Capitalizations. Provident generally votes proxies against proposals for a separate class of stock with disparate voting rights.

        Proposals Relating to Equal Access. Provident generally votes proxies in favor of shareholder proposals that would allow significant company shareholders equal access to management’s proxy material in order to evaluate and propose voting recommendations on proxy proposals and director nominees, and in order to nominate their own candidates to the board of directors.

        Proposals Relating to Golden Parachutes. Provident opposes the use of accelerated employment contracts that will result in cash grants of greater than three times annual compensation (salary and bonus) in the event of termination of employment following a change in control of a company. In general, Provident will vote proxies against such “golden parachute” plans. Adoption of such golden parachutes generally will result in Provident withholding proxy votes for directors who approve such contracts and stand for re-election at the next shareholder meeting.

        Proposals Relating to Greenmail. Provident generally votes proxies in favor of proposals to adopt anti-greenmail charter or bylaw amendments or otherwise restrict a company’s ability to make greenmail payments.

        Proposals Relating to Increases in Authorized Common Stock. Provident reviews proposals to increase the number of shares of common stock authorized for issuance on a case-by-case basis. Provident may approve increases in authorized shares as a result of a recent stock split, with respect to a pending stock split or if the company otherwise presents a compelling need for the additional shares.

        Proposals Relating to Mergers and Acquisitions. Provident considers mergers and acquisitions on a case-by-case basis, taking into account at least the following:

•	offer price (cost vs. premium);

•	anticipated financial and operating benefits;

•	prospects of the combined companies;

•	how the deal was negotiated; and

•	changes in corporate governance and their impact on shareholder rights.

        Proposals Relating to Reincorporation. Provident examines proposals to change a company’s state or country of incorporation on a case-by-case basis to evaluate the necessity of the change and to weigh potential economic benefits against any long-term costs, such as the loss of shareholder rights or financial penalties.

        Proposals Relating to Shareholders’ Rights. Provident views the exercise of shareholders’ rights – including the right to act by written consent, to call special meetings and to remove directors – to be fundamental to corporate governance. Provident generally votes proxies in favor of proposals to lower barriers to shareholder action. Provident generally votes proxies against proposals that provide that directors may be removed only for cause. Provident generally votes proxies in favor of proposals to restore shareholder ability to remove directors with or without cause.

        Proposals Relating to Supermajority Voting. Provident believes that shareholders should have voting power equal to their equity interest in the company and should be able to approve (or reject) changes to the corporation’s by-laws by a simple majority vote. Provident generally votes proxies in favor of proposals to remove super-majority voting requirements for certain types of actions, including mergers. Provident generally votes proxies against proposals to impose super-majority requirements.

        Proposals Relating to Compensation. Provident reviews all proposals relating to management and director compensation in light of the company’s performance and corporate governance practices. Provident normally votes proxies against significant compensation increases or compensation not tied to the company performance in instances where it believes the company is underperforming and/or management has not added value to the company.

        Proposals Relating to Equity-Based Compensation Plans. Provident encourages the use of reasonably designed equity-based compensation plans that align the interests of corporate management with those of shareholders by providing officers and employees with an incentive to increase shareholder value. Conversely, Provident is opposed to plans that substantially dilute existing ownership interests in the company, provide participants with excessive awards, or have inherently objectionable structural features. Provident believes all awards of stock-based compensation should be reasonable in light of company and management performance and the industry peer group.

•	Provident reviews proposals to approve equity-based compensation plans on a case-by-case basis. In evaluating the proposal, Provident assesses the dilutive effect of the plan based on a profile of the company and similar companies and may also consider the percentage of shares subject to options that the company has granted in the past. Provident will generally vote proxies against a plan if it determines that it would be too dilutive, and/or if they consider the percentage number to be excessive.

•	Provident generally votes proxies against plans that have any of the following structural features: ability to reprice underwater options, ability to issue options with an exercise price below the stock’s current market price, ability to issue reload options or automatic share replenishment feature.

•	Provident generally votes proxies in favor of measures intended to increase long-term stock ownership by executives.

•	Provident generally votes proxies in favor of the use of employee stock purchase plans to increase company stock ownership by employees, provided that shares purchased under the plan are acquired for no less than 85% of the lower of the market price on the first or last day of the offering period.

        Proposals Relating to Approval of Independent Auditors. Provident believes that the relationship between the company and its auditors should be limited primarily to the audit engagement, although it may include certain closely related activities that comply with applicable laws and regulations and do not, in the aggregate, raise any appearance of impaired independence.

•	Provident may vote proxies against the approval or ratification of auditors where non-audit fees make up a substantial portion of the total fees paid by the company to the audit firm.

•	Provident will evaluate the approval or ratification of auditors on a case-by-case basis in instances in which the audit firm has substantial non-audit relationships with the company (regardless of its size relative to the audit fee) to determine whether it believes independence has been compromised.

        Proposals Relating to Social, Political and Environmental Issues. Proposals in this category, initiated primarily by shareholders, typically request that the company disclose or amend certain business practices. Provident generally votes proxies against these types of proposals, although it may make exceptions in certain instances where it believes a proposal has substantial economic implications.

        Other Situations. No set of guidelines can anticipate all situations that may arise. With respect to proposals not addressed by these guidelines, Provident will vote in a manner that it considers to be in the best interests of the Fund.

        Conflicts of Interest. If Provident determines that voting a particular proxy would create a conflict of interest between the interests of the Fund and its shareholders on the one hand and the interests of Provident, the Adviser or any affiliate of the Fund, Provident or the Adviser on the other hand, then Provident will take one of the following steps to resolve the conflict:

(1)	Vote the securities based on a pre-determined voting policy if the application of the policy to the matter presented involves little discretion on its part;

(2)	Vote the securities in accordance with a pre-determined policy based upon the recommendations of an independent third party, such as a proxy voting service;

(3)	Refer the proxy to the Fund or to a fiduciary of the Fund for voting purposes;

(4)	Suggest that the Fund engage another party to determine how the proxy should be voted; or

(5)	Disclose the conflict to the Board of Directors of the Fund (or its delegate) and obtain the Board of Directors’ (or its delegate’s) direction to vote the proxies.

Code of Ethics

        The Fund and the Adviser have adopted separate codes of ethics pursuant to Rule 17j-1 under the Act. Each code of ethics permits personnel subject thereto to invest in securities, including securities that may be purchased or held by the Fund. Each code of ethics generally prohibits, among other things, persons subject thereto from purchasing or selling securities if they know at the time of such purchase or sale that the security is being considered for purchase or sale by the Fund or is being purchased or sold by the Fund.

Range of Directors’ Equity Ownership

        The following table sets forth the dollar range of equity securities beneficially owned by each of the current directors, as of December 31, 2008 (this is also the valuation date):

Name of Director	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Director in Family of Investment Companies(1)
Disinterested Persons
Barry K. Allen	$10,001-$50,000	Over $100,000
Robert C. Arzbaecher	$10,001-$50,000	Over $100,000
Gordon H. Gunnlaugsson	$10,001-$50,000	Over $100,000
Paul S. Shain	Over $100,000	Over $100,000
Interested Persons
Donald S. Wilson	$10,001-$50,000	Over $100,000

(1)     The “Family of Investment Companies” includes the Corporation, the FMI Funds, Inc. and the FMI Common Stock Fund, Inc.

OWNERSHIP OF MANAGEMENT AND PRINCIPAL SHAREHOLDERS

        Set forth below are the names and addresses of all holders of the Fund’s shares who as of December 31, 2008 beneficially owned more than 5% of the Fund’s then outstanding shares, as well as the number of shares of such Fund beneficially owned by all officers and directors of the Fund as a group.

Name and Address of Beneficial Owner	Amount of Beneficial Ownership	Percentage Ownership
Charles Schwab & Co. Inc.(1)	3,007,522	33.69%
Reinvest Account
101 Montgomery Street
San Francisco, CA 94104-4151
National Financial Services LLC(1)	2,048,685(2)	22.95%
FBO The Exclusive Benefit of Customers
200 Liberty Street
New York, NY 10281-1003
Pershing LLC(1)	1,680,884	18.83%
1 Pershing Plz
Jersey City, NJ 07399-0001
J. Scott Harkness	1,440,557(3)(4)(5)	16.14%
N16 W23217 Stone Ridge Drive
Suite 310
Waukesha, WI 53188
Officers and directors as a group (10 persons)	131,720(6)	1.48%

(1)     Owner of record only.

(2)     Includes 1,068,344 shares beneficially owned by the Provident Trust Company Retirement Savings Plan.

(3)     Includes 1,068,344 shares of the Provident Trust Company’s Retirement Savings Plan.

(4)     Includes 352,083 shares held by Provident Trust Company in an omnibus account for its clients.

(5)     Mr. Harkness beneficially owns these shares as he has voting and investment power over them.

(6)     Includes 70,661 shares owned by Fiduciary Management, Inc. and retirement plans of Fiduciary Management, Inc.

        No person is deemed to “control,” as that term is defined in the Act, the FMI Provident Trust Strategy Fund and the Corporation. The Corporation does not control any person.

INVESTMENT ADVISER, SUB-ADVISER AND ADMINISTRATOR

        The investment adviser to the Fund is Fiduciary Management, Inc. and the sub-adviser to the Fund is Provident (also referred to herein as the “Sub-Adviser”).

Investment Adviser

        The Adviser is a Wisconsin corporation and a registered investment adviser. The Adviser is controlled by Ted D. Kellner. The Adviser’s executive officers include Mr. Ted D. Kellner, Chairman of the Board and Chief Executive Officer; Mr. Donald S. Wilson, Vice Chairman and Chief Compliance Officer; Mr. Patrick J. English, President and Treasurer; Mr. John S. Brandser, Senior Vice President, Secretary and Chief Operating Officer; Mr. Bladen J. Burns, Senior Vice President; Mr. Cyril M. Arsac, Vice President; Ms. Suzanne M. Baley, Vice President; Mr. Michael S. Stanley, Vice President; Ms. Jessica P. Taske, Vice President and Ms. Camille F. Wildes, Vice President. The directors of the Adviser are Messrs. Kellner, English and Brandser.

        Pursuant to an investment advisory agreement entered into between the Corporation, on behalf of the Fund, and the Adviser (the “Management Agreement”), the Adviser provides consulting, investment and administrative services to the Fund. The specific investments for the Fund will be made by the Adviser or one or more sub-advisers selected for the Fund by the Adviser. The Adviser has overall responsibility for assets under management, provides overall investment strategies and programs for the Fund, selects sub-advisers, allocates assets among the sub-advisers and monitors and evaluates the sub-advisers’ performance. The Adviser and the Fund have entered into a sub-advisory agreement with the Sub-Adviser. The Adviser pays the Sub-Adviser a fee equal to 0.60% of the average net assets of the Fund (0.50% with respect to the average net assets in excess of $30 million). The Adviser also provides the Fund with office space, equipment and personnel necessary to operate and administer the Fund’s business and to supervise the provision of services by third parties such as the transfer agent and the custodian.

        The Adviser receives an annual investment advisory fee as follows:

Average Daily Net Assets	Fee as Percentage of Average Daily Net Assets
$0-$30,000,000	0.75%
$30,000,001-$100,000,000	0.65%
Over $100,000,000	0.60%

        During the fiscal years ended September 30, 2008, 2007 and 2006, the Fund paid advisory fees of $399,446, $340,050 and $232,752, respectively, pursuant to the Management Agreement.

        The Fund paid all of its own expenses not assumed by the Adviser or its administrator including, without limitation, the cost of preparing and printing its registration statement required under the Securities Act of 1933 and the Act and any amendments thereto, the expense of registering its shares with the Securities and Exchange Commission and in the various states, the printing and distribution costs of prospectuses mailed to existing investors, reports to investors, reports to government authorities and proxy statements, fees paid to directors who are not interested persons of the Adviser, interest charges, taxes, legal expenses, association membership dues, auditing services, insurance premiums, brokerage commissions and expenses in connection with portfolio transactions, fees and expenses of the custodian of the Fund’s assets, printing and mailing expenses and charges and expenses of dividend disbursing agents, accounting services agents, registrars and stock transfer agents.

        The Adviser currently reimburses the Fund for expenses in excess of 1.00% of the Fund’s average daily net assets. The Adviser may voluntarily continue this reimbursement, but, contractually, will be obligated to reimburse the Fund to the extent that the aggregate annual operating expenses exceed that percentage of the daily net assets of the Fund for such year that is the most restrictive percentage provided by the state laws of the various states in which the shares of the Fund are qualified for sale or, if the states in which the shares of the Fund are qualified for sale impose no such restrictions, 2%. As of the date of this Statement of Additional Information the shares of the Fund is not qualified for sale in any state which imposes an expense limitation. Set forth below is a table showing the expense reimbursements for the past three fiscal years:

Fiscal Year	Ratio of Expenses After Reimbursement to Average Net Assets
September 30, 2008	1.00%
September 30, 2007	1.00%
September 30, 2006	1.00%

        The Sub-Adviser is obligated to pay to the Adviser an amount equal to the product of (a) the ratio of the total fee paid to the Sub-Adviser in any fiscal year (as the numerator) to the total fee paid to the Adviser in any fiscal year (as the denominator) times (b) any fee waiver or expense reimbursement that the Adviser is obligated to pay to the Fund in any fiscal year.

        The Fund monitors its expense ratio on a monthly basis. If the accrued amount of the expenses of the Fund exceeds the expense limitation, the Fund creates an account receivable from the Adviser for the amount of such excess. In such a situation the monthly payment of the Adviser’s fee will be reduced by the amount of such excess, subject to adjustment month by month during the balance of the Fund’s fiscal year if accrued expenses thereafter fall below this limit. During the fiscal years ended September 30, 2008, 2007 and 2006, the Fund was reimbursed $113,988, $110,950 and $124,524, respectively, for excess expenses.

        The benefits derived by the Adviser from soft dollar arrangements are described under the caption “Allocation of Portfolio Brokerage.” None of the directors who are Disinterested Persons, or any members of their immediate family, own shares of the Adviser or companies, other than registered investment companies, controlled by or under common control with the Adviser.

Sub-Adviser and Portfolio Managers

        As of the date hereof, the Sub-Adviser is the sole sub-adviser of the Fund, and has entered into a sub-advisory contract with the Fund and the Adviser (the “Sub-Advisory Agreement”). Pursuant to its Sub-Advisory Agreement, the Sub-Adviser makes specific portfolio investments in accordance with the Fund’s investment objective and the Sub-Adviser’s investment approach and strategies.

        The Sub-Adviser is controlled by J. Scott Harkness.

        Sub-Adviser(s) of the Fund are employed and may be terminated by the Adviser subject to prior approval by the Board of Directors of the Corporation. The employment of a new sub-adviser currently requires the prior approval of the shareholders of the Fund. The Corporation, however, may request an order of the Securities and Exchange Commission exempting the Fund from the requirements under the Investment Company Act of 1940 relating to shareholder approval of a new sub-adviser. There can be no assurance that the Corporation will request such an order, or, if requested, that such an order will be granted with respect to the Fund. Selection and retention criteria for sub-adviser include: (i) their historical performance records; (ii) consistent performance in the context of the markets; (iii) organizational stability and reputation; (iv) the quality and depth of investment personnel; and (v) the ability of the sub-adviser to apply its approach consistently. Each sub-adviser will not necessarily exhibit all of the criteria to the same degree. Sub-Advisers are paid by the Adviser (not by the Fund).

        The Sub-Adviser’s activities are subject to general supervision by the Adviser and the Board of Directors of the Corporation. Although the Adviser and the Board do not evaluate the investment merits of the Sub-Adviser’s specific securities selections, they do review the performance of each sub-adviser relative to the selection criteria.

        During the fiscal years ended September 30, 2008, 2007 and 2006, the Adviser paid sub-advisory fees of $314,189, $268,105 and $185,723, respectively, pursuant to the Sub-Advisory Agreement.

        During the fiscal years ended September 30, 2008, 2007 and 2006, the Sub-Adviser reimbursed the Adviser $91,190, $88,760 and $99,619, respectively, for excess expenses.

        As mentioned above, currently, the sole sub-adviser to the Fund is Provident. Provident employs individuals to manage the Fund’s portfolio. These portfolio managers to the Fund may have responsibility for the day-to-day management of accounts other than the Fund. Information regarding these other accounts is set forth below. The number of accounts and assets is shown as of September 30, 2008.

	Number of Other Accounts Managed and Total Assets by Account Type			Number of Accounts and Total Assets for Which Advisory Fee is Performance-Based

Name of Portfolio Managers	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
J. Scott Harkness	N/A	N/A	271	N/A	N/A	N/A
	$0	$0	$614,179,000	$0	$0	$0
Michael A. Schelble	N/A	N/A	164	N/A	N/A	N/A
	$0	$0	$182,618,000	$0	$0	$0

        The portfolio managers of the Sub-Adviser are often responsible for managing other accounts. The Sub-Adviser typically assigns accounts with similar investment strategies to the portfolio managers to mitigate the potentially conflicting investment strategies of accounts. Other than potential conflicts between investment strategies, the side-by-side management of the Fund and other accounts may raise potential conflicts of interest due to the interest held by the Sub-Adviser or one of its affiliates in an account and certain trading practices used by the portfolio managers (for example, cross trades between the Fund and another account and allocation of aggregated trades). The Sub-Adviser has developed policies and procedures reasonably designed to mitigate those conflicts. In particular, the Sub-Adviser has adopted policies designed to ensure the fair allocation of securities purchased on an aggregated basis.

        The portfolio managers are compensated in various forms. The following table outlines the forms of compensation paid to each portfolio manager as of September 30, 2008.

Name of Portfolio Managers	Form of Compensation	Source of Compensation	Method Used to Determine Compensation (Including Any Differences in Method Between Account Types)
J. Scott Harkness	Salary/Bonus	Provident	Mr. Harkness receives a fixed salary that is set
by Provident Trust Company’s Board of Directors
in its sole discretion. In setting the salary,
the Board may consider any factors it deems
appropriate. He also receives a bonus based
primarily on the overall profitability of
Provident before taxes for the current fiscal
year.
Michael A. Schelble	Salary/Bonus	Provident	Mr. Schelble receives a fixed salary that is set
by Provident Trust Company’s Board of Directors
in its sole discretion. In setting the salary,
the Board may consider any factors it deems
appropriate. He also receives a bonus based
partially on the overall profitability of
Provident before taxes for the current fiscal
year.

The dollar range of shares of the Fund beneficially owned by Mr. Harkness is over $1,000,000 and the dollar range of shares of the Fund beneficially owned by Mr. Schelble is between $500,001 and $1,000,000.

Administrator

        Fiduciary Management, Inc. is also the Administrator to the Fund. Pursuant to an administration agreement entered into between the Fund and the Adviser (the “Administration Agreements”), the Adviser prepares and maintains the books, accounts and other documents required by the Act, calculates the Fund’s net asset value, responds to shareholder inquiries, prepares the Fund’s financial statements, prepares reports and filings with the Securities and Exchange Commission and with state Blue Sky authorities, furnishes statistical and research data, clerical, accounting and bookkeeping services and stationery and office supplies, keeps and maintains the Fund’s financial accounts and records and generally assists in all aspects of the Fund’s operations. The Adviser at its own expense and without reimbursement from the Fund, furnishes office space and all necessary office facilities, equipment and executive personnel for performing the services required to be performed by it under the Administration Agreement. For the foregoing, the Adviser receives from the Fund a fee of 0.2% per annum on the first $25,000,000 of the daily net assets of the Fund, 0.1% per annum on the next $20,000,000 of the daily net assets of the Fund and 0.05% per annum of the daily net assets of the Fund over $45,000,000. The Adviser separately charges the Fund varying fees for blue-sky filings. During the fiscal years ended September 30, 2008, 2007 and 2006, the Fund paid the Adviser $82,508, $76,443 and $61,484, respectively, pursuant to the Fund’s Administration Agreement.

Term of Agreements and Liability

        The Management Agreement provides that it may be terminated at any time without the payment of any penalty, by the Board of Directors of the Corporation or by vote of a majority of the Fund’s shareholders, on 60 days written notice to the Adviser and by the Adviser on the same notice to the Fund, and that it shall be automatically terminated if it is assigned. The Sub-Advisory Agreement will continue in effect for as long as its continuance is specifically approved at least annually (i) by the Board of Directors of the Corporation, or, in the case of the Management Agreement, by the vote of a majority (as defined in the Act) of the outstanding shares of the Fund, and (ii) by the vote of a majority of the directors of the Corporation who are not parties to the Management Agreement or Sub-Advisory Agreement relating to the Fund or interested persons of the Adviser or Sub-Adviser, cast in person at a meeting called for the purpose of voting on such approval. The Sub-Advisory Agreement provides that either party upon giving 30 days written notice to the other party may terminate it and that it shall be automatically terminated if it is assigned. The Administration Agreement will remain in effect until terminated. The Administration Agreement provides that it may be terminated at any time without the payment of any penalty by the Board of Directors of the Corporation on 90 days written notice to the Adviser and by the Adviser on the same notice to the Fund.

        The Management Agreement, the Sub-Advisory Agreement and the Administration Agreement provides that the Adviser and the Sub-Adviser, shall not be liable to either the Fund or its shareholders for anything other than willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations or duties. The Management Agreement, the Sub-Advisory Agreement and the Administration Agreement also provide that the Adviser, the Sub-Adviser, and their respective officers, directors and employees, may engage in other businesses, devote time and attention to any other business whether of a similar or dissimilar nature, and render services to others.

DETERMINATION OF NET ASSET VALUE

        The net asset value of the Fund normally will be determined as of the close of regular trading (currently 4:00 P.M. Eastern Time) on each day the New York Stock Exchange is open for trading. The New York Stock Exchange is open for trading Monday through Friday except New Year’s Day, Dr. Martin Luther King, Jr. Day, President’s Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Additionally, if any of the aforementioned holidays falls on a Saturday, the New York Stock Exchange will not be open for trading on the preceding Friday and when any such holiday falls on a Sunday, the New York Stock Exchange will not be open for trading on the succeeding Monday, unless unusual business conditions exist, such as the ending of a monthly or the yearly accounting period. The per share net asset value of the Fund is determined by dividing the total value of the Fund’s net assets (i.e., its assets less its liabilities) by the total number of its shares outstanding at that time.

        In determining the net asset value of the Fund’s shares, securities that are listed on a national securities exchange (other than The NASDAQ OMX Group, Inc., referred to as NASDAQ) are valued at the last sale price on the day the valuation is made. Securities that are traded on NASDAQ under one of its three listing tiers, NASDAQ Global Select Market, NASDAQ Global Market and NASDAQ Capital Market, are valued at the Nasdaq Official Closing Price. Securities price information on listed stocks is taken from the exchange where the security is primarily traded. Securities which are listed on an exchange but which are not traded on the valuation date are valued at the most recent bid price.

        Any securities for which there are no readily available market quotations and other assets will be valued at their fair value as determined in good faith by the Corporation’s Board of Directors. The fair value of a security is the amount which the Fund might reasonably expect to receive upon a current sale. The fair value of a security may differ from the last quoted price and the Fund may not be able to sell a security at the fair value. Short-term debt instruments (those with remaining maturities of 60 days or less) are valued at amortized cost, which approximates market. Other types of securities that the Fund may hold for which fair value pricing might be required include, but are not limited to: (a) illiquid securities; (b) securities of an issuer that has entered into a restructuring; and (c) securities whose trading has been halted or suspended. Further, if events occur that materially affect the value of a security between the time trading ends on that particular security and the close of the normal trading session of the New York Stock Exchange, the Fund may value the security at its fair value.

DISTRIBUTION OF SHARES

        The Fund has adopted a Distribution Plan (the “Plan”) in anticipation that the Fund will benefit from the Plan through increased sales of shares, thereby reducing the Fund’s expense ratio and providing an asset size that allows the Adviser greater flexibility in management. The Plan provides that the Fund may incur certain costs which may not exceed a maximum amount equal to 0.25% per annum of the Fund’s average daily net assets. However, the Fund presently intends not to utilize the Plan or pay any 12b-1 fees during the fiscal year ending September 30, 2009. Payments made pursuant to the Plan may only be used to pay distribution expenses incurred in the current year. Amounts paid under the Plan by the Fund may be spent by the Fund on any activities or expenses primarily intended to result in the sale of shares of the Fund, including but not limited to, advertising, compensation for sales and sales marketing activities of financial institutions and others, such as dealers or distributors, shareholder account servicing, the printing and mailing of prospectuses to other than current shareholders, and the printing and mailing of sales literature. Distribution expenses will be authorized by the officers of the Corporation as the Fund does not currently employ a distributor. To the extent any activity financed by the Plan is one which the Fund may finance without a 12b-1 plan, the Fund may also make payments to finance such activity outside of the Plan and not be subject to its limitations.

        The Plan may be terminated by the Fund at any time by a vote of the directors of the Corporation who are not interested persons of the Corporation and who have no direct or indirect financial interest in the Plan or any agreement related thereto (the “Rule 12b-1 Directors”) or by a vote of a majority of the outstanding shares of the Fund. Messrs. Allen, Arzbaecher, Gunnlaugsson and Shain are currently the Rule 12b-1 Directors. Any change in the Plan that would materially increase the distribution expenses of the Fund provided for in the Plan requires approval of the shareholders of the Fund and the Board of Directors, including the Rule 12b-1 Directors.

        While the Plan is in effect, the selection and nomination of directors who are not interested persons of the Corporation will be committed to the discretion of the directors of the Corporation who are not interested persons of the Corporation. The Board of Directors of the Corporation must review the amount and purposes of expenditures pursuant to the Plan quarterly as reported to it by a distributor, if any, or officers of the Corporation. The Plan will continue in effect for as long as its continuance is specifically approved at least annually by the Board of Directors, including the Rule 12b-1 Directors. The Fund did not incur any distribution costs pursuant to the Plan during the fiscal year ended September 30, 2008.

AUTOMATIC INVESTMENT PLAN

        Shareholders wishing to invest fixed dollar amounts in the Fund monthly or quarterly can make automatic purchases in amounts of $50 or more on any day they choose by using the Corporation’s Automatic Investment Plan. If such day is a weekend or holiday, such purchase shall be made on the next business day. There is no service fee for participating in this Plan. To use this service, the shareholder must authorize the transfer of funds from their checking account or savings account by completing the Automatic Investment Plan application included as part of the share purchase application. Additional application forms may be obtained by calling the Corporation’s office at (414) 226-4555. The Automatic Investment Plan must be implemented with a financial institution that is a member of the Automated Clearing House. The Corporation reserves the right to suspend, modify or terminate the Automatic Investment Plan without notice. If your bank rejects your payment, the Fund’s transfer agent will charge a $25 fee to your account.

        Shareholders should notify the transfer agent, U.S. Bancorp Fund Services, LLC, of any changes to their Automatic Investment Plan at least five calendar days prior to the effective date. The Fund is unable to debit mutual fund or “pass through” accounts. The Automatic Investment Plan is designed to be a method to implement dollar cost averaging. Dollar cost averaging is an investment approach providing for the investment of a specific dollar amount on a regular basis thereby precluding emotions dictating investment decisions. Dollar cost averaging does not insure a profit nor protect against a loss.

REDEMPTION OF SHARES

        The right to redeem shares of the Fund will be suspended for any period during which the New York Stock Exchange is closed because of financial conditions or any other extraordinary reason and may be suspended for any period during which (a) trading on the New York Stock Exchange is restricted pursuant to rules and regulations of the Securities and Exchange Commission, (b) the Securities and Exchange Commission has by order permitted such suspension, or (c) an emergency, as defined by rules and regulations of the Securities and Exchange Commission, exists as a result of which it is not reasonably practicable for the Fund to dispose of its securities or fairly to determine the value of its net assets.

EXCHANGE PRIVILEGE

        Investors may exchange shares of the Fund for shares of the FMI Focus Fund, the FMI Large Cap Fund, the FMI Common Stock Fund and the First American Prime Obligations Fund at their net asset value and at a later date exchange such shares and shares purchased with reinvested dividends for shares of the Fund at net asset value. Investors who are interested in exercising the exchange privilege should first contact the Fund to obtain instructions and any necessary forms. The exchange privilege does not in any way constitute an offering of, or recommendation on the part of the Fund or the Adviser of, an investment in the FMI Focus Fund, the FMI Large Cap Fund, the FMI Common Stock Fund or the First American Prime Obligations Fund. Any investor who considers making such an investment through the exchange privilege should obtain and review the Prospectus of the FMI Focus Fund, the FMI Large Cap Fund, the FMI Common Stock Fund or the First American Prime Obligations Fund, as applicable, before exercising the exchange privilege.

        The exchange privilege will not be available if (i) the proceeds from a redemption of shares are paid directly to the investor or at his or her discretion to any persons other than the Fund or (ii) the proceeds from redemption of the shares of the FMI Focus Fund, the FMI Large Cap Fund, the FMI Common Stock Fund and the First American Prime Obligations Fund, as applicable, are not immediately reinvested in shares of the Fund or the FMI Focus Fund, the FMI Large Cap Fund, the FMI Common Stock Fund or the First American Prime Obligations Fund through a subsequent exercise of the exchange privilege. There is currently no limitation on the number of exchanges an investor may make. The exchange privilege may be terminated by the Fund upon at least 60 days prior notice to investors.

        For federal income tax purposes, a redemption of shares of the Fund pursuant to the exchange privilege will result in a capital gain if the proceeds received exceed the investor’s tax-cost basis of the shares redeemed. Such a redemption may also be taxed under state and local tax laws, which may differ from the Internal Revenue Code of 1986.

SYSTEMATIC WITHDRAWAL PLAN

        The Corporation has available to shareholders a Systematic Withdrawal Plan, pursuant to which a shareholder who owns shares of the Fund worth at least $10,000 at current net asset value may provide that a fixed sum will be distributed to him at regular intervals. To participate in the Systematic Withdrawal Plan, a shareholder deposits his shares of a the Fund with the Corporation and appoints it as his agent to effect redemptions of shares of the Fund held in his account for the purpose of making monthly or quarterly withdrawal payments of a fixed amount to him out of his account. To utilize the Systematic Withdrawal Plan, the shares cannot be held in certificate form. The Systematic Withdrawal Plan does not apply to shares of the Fund held in Individual Retirement Accounts or retirement plans. An application for participation in the Systematic Withdrawal Plan is included as part of the share purchase application. Additional application forms may be obtained by calling the Corporation’s office at (414) 226-4555.

        The minimum amount of a withdrawal payment is $100. These payments will be made from the proceeds of periodic redemption of shares of the Fund in the account at net asset value. Redemptions will be made on such day (no more than monthly) as a shareholder chooses or, if that day is a weekend or holiday, on the next business day. Participation in the Systematic Withdrawal Plan constitutes an election by the shareholder to reinvest in additional shares of the Fund, at net asset value, all income dividends and capital gains distributions payable by the Corporation on shares held in such account, and shares so acquired will be added to such account. The shareholder may deposit additional shares of the Fund in his account at any time.

        Withdrawal payments cannot be considered as yield or income on the shareholder’s investment, since portions of each payment will normally consist of a return of capital. Depending on the size or the frequency of the disbursements requested, and the fluctuation in the value of the Fund’s portfolio, redemptions for the purpose of making such disbursements may reduce or even exhaust the shareholder’s account.

        Shareholders should notify the transfer agent, U.S. Bancorp Fund Services, LLC, of any changes to their Systematic Withdrawal Plan at least five calendar days prior to the effective date. The shareholder may vary the amount or frequency of withdrawal payments, temporarily discontinue them, or change the designated payee or payee’s address, by notifying U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent.

ALLOCATION OF PORTFOLIO BROKERAGE

        Decisions to buy and sell securities for the Fund are made, in each case subject to review by the Corporation’s Board of Directors, by the Adviser and the Sub-Adviser. In placing purchase and sale orders for portfolio securities for the Fund, it is the policy of the Adviser and the Sub-Adviser to seek the best execution of orders at the most favorable price in light of the overall quality of brokerage and research services provided, as described in this and the following paragraph. In selecting brokers to effect portfolio transactions, the determination of what is expected to result in best execution at the most favorable price involves a number of largely judgmental considerations. Among these are the evaluation by the Adviser and the Sub-Adviser of the broker’s efficiency in executing and clearing transactions, block trading capability (including the broker’s willingness to position securities) and the broker’s financial strength and stability. The most favorable price to the Fund means the best net price without regard to the mix between purchase or sale price and commission, if any. Over-the-counter securities may be purchased and sold directly with principal market makers who retain the difference in their cost in the security and its selling price (i.e. “markups” when the market maker sells a security and “markdowns” when the market maker buys a security). In some instances, the Adviser or the Sub-Adviser may feel that better prices are available from non-principal market makers who are paid commissions directly.

        In allocating brokerage business for the Fund, the Adviser and Sub-Adviser also take into consideration the research, analytical, statistical and other information and services provided by the broker, such as general economic reports and information, reports or analyses of particular companies or industry groups, market timing and technical information, and the availability of the brokerage firm’s analysts for consultation. While the Adviser and Sub-Adviser believe these services have substantial value, they are considered supplemental to the efforts of the Adviser or the Sub-Adviser in the performance of its duties under the applicable Management Agreement or Sub-Advisory Agreement. Other clients of the Adviser or the Sub-Adviser may indirectly benefit from the availability of these services to the Adviser or the Sub-Adviser, and the Fund may indirectly benefit from services available to the Adviser or the Sub-Adviser as a result of transactions for other clients. The Management Agreement and Sub-Advisory Agreement provide that the Adviser or the Sub-Adviser may cause the Fund to pay a broker which provides brokerage and research services to the Adviser or the Sub-Adviser, a commission for effecting a securities transaction in excess of the amount another broker would have charged for effecting the transaction, if the Adviser or the Sub-Adviser determines in good faith that such amount of commission is reasonable in relation to the value of brokerage and research services provided by the executing broker viewed in terms of either the particular transaction or the overall responsibilities of the Adviser or the Sub-Adviser with respect to the Fund and the other accounts as to which it exercises investment discretion. During the fiscal year ended September 30, 2008, the Fund paid brokerage commissions of $48,696 on transactions having a total market value of $61,195,461. Of the brokerage commissions paid by the Fund in the fiscal year ended September 30, 2008, all of the brokerage commissions were paid to brokers who provided research services to the Sub-Adviser. During the fiscal year ended September 30, 2007, the Fund paid brokerage commissions of $38,943 on transactions having a total market value of $47,610,163. During the fiscal year ended September 30, 2006, the Fund paid brokerage commissions of $52,548 on transactions having a total market value of $50,044,999.

CUSTODIAN

        U.S. Bank, N.A., Custody Operations, (“U.S. Bank”), 1555 North RiverCenter Drive, Suite 302, Milwaukee, Wisconsin 53212, acts as custodian for the Fund. As such, U.S. Bank holds all securities and cash of the Fund, delivers and receives payment for securities sold, receives and pays for securities purchased, collects income from investments and performs other duties, all as directed by officers of the Corporation. U.S. Bank does not exercise any supervisory function over the management of the Fund, the purchase and sale of securities or the payment of distributions to shareholders. U.S. Bancorp Fund Services LLC, an affiliate of U.S. Bank, also acts as the Fund’s transfer agent and dividend disbursing agent. Its address is 615 East Michigan Street, Milwaukee, Wisconsin 53202.

TAXES

        The Fund will endeavor to qualify for and elect tax treatment applicable to a regulated investment company under Subchapter M of the Internal Revenue Code.

        The Fund has so qualified in each of its fiscal years. If the Fund fails to qualify as a regulated investment company under Subchapter M in any fiscal year, it will be treated as a corporation for federal income tax purposes. As such, the Fund would be required to pay income taxes on its net investment income and net realized capital gains, if any, at the rates generally applicable to corporations. Shareholders of the Fund that did not qualify as a regulated investment company under Subchapter M would not be liable for income tax on the Fund’s net investment income or net realized capital gains in their individual capacities. Distributions to shareholders, whether from the Fund’s net investment income or net realized capital gain, would be treated as taxable dividends to the extent of accumulated earnings and profits of the Fund.

        As of September 30, 2008, the Fund had $132,119 of net capital loss carryovers expiring in 2016. To the extent the Fund realizes future net capital gains, those gains will be offset by any unused capital loss carryovers.

        The Fund intends to distribute substantially all of its net investment income and net capital gains each fiscal year. Dividends from the Fund’s net investment income, including short-term capital gains, are taxable to shareholders as ordinary income (although a portion of such dividends may be taxable to investors at the lower rate applicable to dividend income), while distributions from the Fund’s net realized long-term capital gains are taxable as long-term capital gains regardless of the shareholder’s holding period for the shares. Such dividends and distributions are taxable to shareholders, whether received in cash or additional shares of the Fund. A portion of the income distributions of the Fund may be eligible for the 70% dividends-received deduction for domestic corporate shareholders.

        From time to time the Fund may elect to treat a portion of earnings and profits included in shareholder redemptions as part of the Fund’s dividends paid deduction.

        Any dividend or capital gains distribution paid shortly after a purchase of shares will have the effect of reducing the per share net asset value of such shares by the amount of the dividend or distribution. Furthermore, if the net asset value of the shares immediately after a dividend or distribution is less than the cost of such shares to the shareholder, the dividend or distribution will be taxable to the shareholder even though it results in a return of capital to him.

        Redemptions of shares will generally result in a capital gain or loss for income tax purposes. Such capital gain or loss will be long-term or short-term, depending upon the holding period. However, if a loss is realized on shares held for six months or less, and the shareholder received a capital gain distribution during that period, then such loss is treated as a long-term capital loss to the extent of the capital gain distribution received.

        The Fund may be required to withhold Federal income tax at a rate of twenty-eight percent (28%) (“backup withholding”) from dividend payments and redemption proceeds if a shareholder fails to furnish the Fund with a correct social security number or other tax identification number.

        This section is not intended to be a complete discussion of present or proposed federal income tax laws and the effect of such laws on an investor. Investors may also be subject to state and local taxes. Investors are urged to consult with their respective advisers for a complete review of the tax ramifications of an investment in the Fund.

SHAREHOLDER MEETINGS

        The Wisconsin Business Corporation Law permits registered investment companies, such as the Corporation, to operate without an annual meeting of shareholders under specified circumstances if an annual meeting is not required by the Act. The Corporation has adopted the appropriate provisions in its bylaws and, at its discretion, may not hold an annual meeting in any year in which none of the following matters is required to be acted upon by the shareholders under the Act: (i) election of directors; (ii) approval of an investment advisory agreement; (iii) ratification of the selection of auditors; and (iv) approval of a distribution agreement.

        The Corporation’s bylaws also contain procedures for the removal of directors by its shareholders. At any meeting of shareholders, duly called and at which a quorum is present, the shareholders may, by the affirmative vote of the holders of a majority of the votes entitled to be cast thereon, remove any director or directors from office and may elect a successor or successors to fill any resulting vacancies for the unexpired terms of removed directors.

        Upon the written request of the holders of shares entitled to not less than ten percent (10%) of all the votes entitled to be cast at such meeting, the Secretary of the Corporation shall promptly call a special meeting of shareholders for the purpose of voting upon the question of removal of any director. Whenever ten or more shareholders of record who have been such for at least six months preceding the date of application, and who hold in the aggregate either shares having a net asset value of at least $25,000 or at least one percent (1%) of the total outstanding shares, whichever is less, shall apply to the Corporation’s Secretary in writing, stating that they wish to communicate with other shareholders with a view to obtaining signatures to a request for a meeting as described above and accompanied by a form of communication and request which they wish to transmit, the Secretary shall within five business days after such application either: (1) afford to such applicants access to a list of the names and addresses of all shareholders as recorded on the books of the Corporation; or (2) inform such applicants as to the approximate number of shareholders of record and the approximate cost of mailing to them the proposed communication and form of request.

        If the Secretary elects to follow the course specified in clause (2) of the last sentence of the preceding paragraph, the Secretary, upon the written request of such applicants, accompanied by a tender of the material to be mailed and of the reasonable expenses of mailing, shall, with reasonable promptness, mail such material to all shareholders of record at their addresses as recorded on the books unless within five business days after such tender the Secretary shall mail to such applicants and file with the Securities and Exchange Commission, together with a copy of the material to be mailed, a written statement signed by at least a majority of the Board of Directors to the effect that in their opinion either such material contains untrue statements of fact or omits to state facts necessary to make the statements contained therein not misleading, or would be in violation of applicable law, and specifying the basis of such opinion.

        After opportunity for hearing upon the objections specified in the written statement so filed, the Securities and Exchange Commission may, and if demanded by the Board of Directors or by such applicants shall, enter an order either sustaining one or more of such objections or refusing to sustain any of them. If the Securities and Exchange Commission shall enter an order refusing to sustain any of such objections, or if, after the entry of an order sustaining one or more of such objections, the Securities and Exchange Commission shall find, after notice and opportunity for hearing, that all objections so sustained have been met, and shall enter an order so declaring, the Secretary shall mail copies of such material to all shareholders with reasonable promptness after the entry of such order and the renewal of such tender.

CAPITAL STRUCTURE

        The Corporation’s authorized capital consists of 10,000,000,000 shares of Common Stock of which 300,000,000 are allocated to the Fund. Each share outstanding entitles the holder to one vote.

        There are no conversion or sinking fund provisions applicable to the shares of the Fund, and the holders have no preemptive rights and may not cumulate their votes in the election of directors. Consequently the holders of more than 50% of the Corporation’s shares voting for the election of directors can elect the entire Board of Directors, and in such event, the holders of the remaining shares voting for the election of directors will not be able to elect any person or persons to the Board of Directors.

        The shares the Fund are redeemable and are freely transferable. All shares issued and sold by the Corporation will be fully paid and nonassessable, except as provided in Section 180.0622(2)(b) of the Wisconsin Business Corporation Law. Fractional shares of the Fund entitle the holder to the same rights as whole shares of the Fund.

        The Corporation will not issue certificates evidencing shares purchased unless so requested in writing. Where certificates are not issued, the shareholder’s account will be credited with the number of shares purchased, relieving shareholders of responsibility for safekeeping of certificates and the need to deliver them upon redemption. Written confirmations are issued for all purchases of shares of the Fund. Any shareholder may deliver certificates to U.S. Bancorp Fund Services, LLC and direct that his account be credited with the shares. A shareholder may direct U.S. Bancorp Fund Services, LLC at any time to issue a certificate for his shares without charge.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

        PricewaterhouseCoopers LLP, 100 East Wisconsin Avenue, Suite 1800, Milwaukee, Wisconsin 53202, currently serves as the independent registered public accounting firm for the Fund and has so served since the fiscal year ended September 30, 1989. PricewaterhouseCoopers LLP is responsible for auditing the financial statements of the Fund.

DESCRIPTION OF SECURITIES RATINGS

        The Fund may invest in various securities assigned ratings of either Standard & Poor’s Corporation or Moody’s Investors Service, Inc. A brief description of the ratings symbols and their meanings follows.

        Standard & Poor’s Debt Ratings. A Standard & Poor’s corporate debt rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation. It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation.

        The debt rating is not a recommendation to purchase, sell or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

        The ratings are based on current information furnished by the issuer or obtained by Standard & Poor’s from other sources it considers reliable. Standard & Poor’s does not perform any audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or for other circumstances.

        The ratings are based, in varying degrees, on the following considerations:

•	Likelihood of payment — capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

•	Nature of and provisions of the obligation; and

•	Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

        The issue ratings definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity, Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy.

        Investment Grade

        “AAA” This is the highest rating that may be assigned by Standard & Poor’s to a debt instrument and indicates an extremely strong capacity to pay the debt obligations.

        “AA” Debt rated “AA” also qualifies as a high-quality fixed income security. The capacity to pay debt obligations is very strong, although not as overwhelming as for issues rated “AAA.”

        “A” An issued rated “A” is backed by a sound capacity to pay the debt obligations, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

        “BBB” An issue rated “BBB” is regarded as backed by an adequate capacity to pay the debt obligations. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to make payments for debt in this category than for issues in the “A” category.

        Speculative Grade

        Debt rated “BB,” “B,” “CCC,” “CC” and “C” is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. “BB” indicates the least degree of speculation and “C” the highest. While such debt will likely have some quality and protective characteristic, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

        “BB” — Debt rated “BB” has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The “BB” rating category is also used for debt subordinated to senior debt that is assigned an actual or implied “BBB-“rating.

        “B” — Debt rated “B” has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The “B” rating category is also used for debt subordinated to senior debt that is assigned an actual or implied “BB” or “BB-“rating.

        “CCC” — Debt rated “CCC” has a current identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The “CCC” rating category is also used for debt subordinated to senior debt that is assigned an actual or implied “B” or “B-” rating.

        “CC” — Debt rated “CC” typically is applied to debt subordinated to senior debt that is assigned an actual or implied “CCC” rating.

        “C” — Debt rated “C” typically is applied to debt subordinated to senior debt which is assigned an actual or implied “CCC-” debt rating. The “C” rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

        “CI” — The rating “CI” is reserved for income bonds on which no interest is being paid.

        “D” — Debt rated “D” is in payment default. The “D” rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such period. The “D” rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

        Modifiers

        The ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

        Moody’s Long-Term Debt Ratings. Moody’s ratings are opinions, not recommendations to buy or sell, and their accuracy is not guaranteed.

        Investment Grade

        “Aaa” Bonds which are rated “Aaa” are judged to be the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edged.” Interest payments are protected by a large, or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

        “Aa” Bonds which are “Aa” are judged to be of high quality by all standards. Together with the “Aaa” group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in “Aaa” securities or fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat larger than in “Aaa” securities.

        “A” Bonds which are rated “A” possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

        “Baa” Bonds which are rated “Baa” are considered as medium grade obligations; (namely, they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

        Speculative Grade

        “Ba” Bonds which are rated “Ba” are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

        “B” Bonds which are rated “B” generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

        “Caa” Bonds which are rated “Caa” are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

        “Ca” Bonds which are rated “Ca” represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

        “C” Bonds which are rated “C” are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

        Modifiers

        Moody’s applies numerical modifiers 1, 2 and 3 in each of the foregoing generic rating classifications. The modifier 1 indicates that the company ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the company ranks in the lower end of its generic rating category.

        Standard & Poor’s Commercial Paper Ratings. A Standard & Poor’s commercial paper rating is a current opinion of the likelihood of timely payment of debt considered short-term in the relevant market. Ratings are graded into several categories, ranging from A-1 for the highest quality obligations to D for the lowest. The three highest categories are as follows:

        A-1 This highest category indicates that the degree of safety regarding timely payment is strong. Those issuers determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

        A-2 Capacity for timely payment on issues with this designation is satisfactory. However the relative degree of safety is not as high as for issuers designated “A-1".

        A-3 Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying a higher designation.

        Moody’s Investors Service, Inc Commercial Paper. Moody’s short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year, unless explicitly noted. Moody’s ratings are opinions, not recommendations to buy or sell, and their accuracy is not guaranteed.

        Moody’s employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

        Prime-1 — Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

•	Leading market positions in well-established industries.

•	High rates of return on funds employed.

•	Conservative capitalization structure with moderate reliance on debt and ample asset protection.

•	Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

•	Well-established access to a range of financial markets and assured sources of alternate liquidity.

        Prime-2 — Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

        Prime-3 — Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

        Standard & Poor’s Preferred Stock Ratings. A Standard & Poor’s preferred stock rating is an opinion of the capacity and willingness of an issuer to pay preferred stock dividends and any applicable sinking fund obligations. A preferred stock rating differs from a bond rating inasmuch as it is assigned to an equity issue, which issue is intrinsically different from, and subordinated to, a debt issue. Therefore, to reflect this difference, the preferred stock rating symbol will normally not be higher than the bond rating symbol assigned to, or that would be assigned to, the senior debt of the same issuer.

        The preferred stock ratings are based on the following considerations:

•	Likelihood of payment — capacity and willingness of the issuer to meet the timely payment of preferred stock dividends and any applicable sinking fund requirements in accordance with the terms of the obligation.

•	Nature of, and provisions of, the issue.

•	Relative position of the issue in the event of bankruptcy, reorganization, or other arrangements affecting creditors’rights.

        “AAA” This is the highest rating that may be assigned by Standard & Poor’s to a preferred stock issue and indicates an extremely strong capacity to pay the preferred stock obligations.

        “AA” A preferred stock issue rated “AA” also qualifies as a high-quality fixed income security. The capacity to pay preferred stock obligations is very strong, although not as overwhelming as for issues rated “AAA.”

        “A” An issued rated “A” is backed by a sound capacity to pay the preferred stock obligations, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

        “BBB” An issue rated “BBB” is regarded as backed by an adequate capacity to pay the preferred stock obligations. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to make payments for a preferred stock in this category than for issues in the “A” category.

        “BB,” “B,” “CCC” Preferred stock rated “BB,” “B,” and “CCC” are regarded, on balance, as predominately speculative with respect to the issuer’s capacity to pay preferred stock obligations. “BB” indicates the lowest degree of speculation and “CCC” the highest degree of speculation. While such issues will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

        Moody’s Investors Service, Inc Preferred Stock. Because of the fundamental differences between preferred stocks and bonds, a variation of Moody’s familiar bond rating symbols is used in the quality ranking of preferred stock. The symbols are designed to avoid comparison with bond quality in absolute terms. It should always be borne in mind that preferred stock occupies a junior position to bonds within a particular capital structure and that these securities are rated within the universe of preferred stocks. Moody’s ratings are opinions, not recommendations to buy or sell, and their accuracy is not guaranteed.

        “aaa” — An issue which is rated “aaa” is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

        “aa” — An issue which is rated “aa” is considered a high-grade preferred stock. This rating indicates that there is a reasonable assurance the earnings and asset protection will remain relatively well maintained in the foreseeable future.

        “a” — An issue which is rated “a” is considered to be an upper-medium grade preferred stock. While risks are judged to be somewhat greater then in the “aaa” and “aa” classification, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

        “baa” — An issue which is rated “baa” is considered to be a medium-grade preferred stock, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

        “ba” — An issue which is rated “ba” is considered to have speculative elements and its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.

        “b” — An issue which is rated “b” generally lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small.

        “caa” — An issue which is rated “caa” is likely to be in arrears on dividend payments. This rating designation does not purport to indicate the future status of payments.

        “ca” — An issue which is rated “ca” is speculative in a high degree and is likely to be in arrears on dividends with little likelihood of eventual payments.

        “c” — This is the lowest rated class of preferred or preference stock. Issues so rated can thus be regarded as having extremely poor prospects of ever attaining any real investment standing.

        Moody’s applies numerical modifiers 1, 2 and 3 in each of the foregoing generic rating classifications. The modifier 1 indicates that the company ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the company ranks in the lower end of its generic rating category.